SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 21, 2009

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(817) 348-8717
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As more fully explained below, effective as of August 19, 2009, the Board of Directors of the Company concluded that the financial statements for the fiscal year ended December 31, 2008 and the three months ended March 31, 2009, as presented in our Annual Report on Form 10-K filed with the SEC on April 15, 2009 and our Quarterly Report on Form 10-Q filed with the SEC on May 20, 2009 respectively, should no longer be relied upon due to an error in reporting the Company’s convertible cumulative preferred stock in such financial statements.

Such error will be addressed in footnote 3 (entitled “Restatement”) included in the Amended Form 10-K/A and Form 10-Q/A to be filed with the SEC on or about August 31, 2009. An excerpt of the restatement footnote follows:

We determined that our stockholders’ equity as of December 31, 2008 and 2007 should be restated to present the convertible cumulative preferred stock outside of permanent equity based on guidance provided in EITF 00-27 “Application of Issue No. 98-5 to Certain Convertible Instruments”  and Topic D-98  “Classification and Measurement of Redeemable Securities.” As a result of presenting the cumulative convertible preferred stock as temporary equity on our balance sheet, we must also present each series of convertible cumulative preferred stock at its respective fair value as of the date of issuance.  The result of this presentation reduces the balance shown in additional paid-in capital and total stockholders’ deficit for each period presented.

The schedules below reflect the respective restated balance sheet as of December 31, 2008 and 2007, and as of March 31, 2009.

	December 31, 2007
	As Previously
	Reported	Adjustments	As Restated

Series A, 4% Convertible Cumulative Preferred Stock	$49	$9,699,951	$9,700,000
Series B, 10% Convertible Cumulative Preferred Stock	45,000	(44,754)	246

Series C, 4% Convertible Cumulative Preferred Stock	350,000	-	350,000
Series D, 15% Convertible Cumulative Preferred Stock	156,250	(155,398)	852

Total temporary equity	-	10,051,098	10,051,098

Additional paid-in capital	27,974,390	(9,499,799)	18,474,591

Total stockholders’ deficit	$(15,208,319)	$(10,051,098)	$(25,259,417)

	December 31, 2008
	As Previously
	Reported	Adjustments	As Restated

Series A, 4% Convertible Cumulative Preferred Stock	$49	$9,699,951	$9,700,000
Series B, 10% Convertible Cumulative Preferred Stock	45,000	(44,754)	246

Series C, 4% Convertible Cumulative Preferred Stock	350,000	-	350,000
Series D, 15% Convertible Cumulative Preferred Stock	156,250	(155,398)	852

Total temporary equity	-	10,051,098	10,051,098

Additional paid-in capital	28,035,764	(9,499,799)	18,535,965

Total stockholders’ deficit	$(14,861,900)	$(10,051,098)	$(24,912,998)

	March 31, 2009
	As Previously
	Reported	Adjustments	As Restated

Series A, 4% Convertible Cumulative Preferred Stock	$49	$9,699,951	$9,700,000
Series B, 10% Convertible Cumulative Preferred Stock	45,000	(44,754)	246

Series C, 4% Convertible Cumulative Preferred Stock	350,000	-	350,000
Series D, 15% Convertible Cumulative Preferred Stock	156,250	(155,398)	852

Total temporary equity	-	10,051,098	10,051,098

Additional paid-in capital	28,056,955	(9,499,799)	18,557,156

Total stockholders’ deficit	$(10,989,545)	$(10,051,098)	$(21,040,643)

There was no impact to our income statement or cash flows as a result of these changes in the classification and presentation of each series of convertible cumulative preferred stock.

***

The Company’s Board of Directors has discussed with the Company’s independent accountant the matters disclosed in this Form 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc. (Registrant)

Date: August 21, 2009	By:	/s/ Richard Wade
Richard Wade
President and Chief Executive Officer